                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                Date of Report
                       (Date of earliest event reported)
                                 March 1, 1995



                             SUNRISE MEDICAL INC.
            (Exact name of registrant as specified in its charter)



                                   Delaware
        (State or other jurisdiction of incorporation or organization)


      0-12744                                          95-3836867
(Commission File Number)                   (I.R.S. Employer Identification No.)


2382 Faraday Avenue, Suite 200
Carlsbad, California                                      92008
(Address of principal executive offices)                (Zip code)


              Registrant's telephone number, including area code
                                (619) 930-1500



Exhibit Index on Page 2                                              Page 1 of 6

     Item 5.    OTHER EVENTS.

     On March 1, 1995 Sunrise Medical Inc. ("Sunrise" or the "registrant"), announced that it has signed a definitive agreement to acquire the Corona Group of Tours, France. The total purchase price of 206 million French francs includes cash of 175 million French francs and Sunrise common stock valued at 31 million French francs. The cash portion of the purchase price will be provided from the registrant's existing credit facility which was last amended and restated on August 14, 1994.



     Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS.

     a)  n/a
     b)  n/a
     c)  Exhibits

        The following exhibits are filed with or incorporated by reference in this report:

                                                                 Sequentially
     Exhibit                                                     Numbered
     Number    Description                                       Pages
     ------    -----------                                       ------------
     10        First Amended and Restated Credit Agreement
               dated August 17, 1994 among Sunrise Medical Inc.
               and certain subsidiary borrowers and guarantors,      n/a
               Bank of America as agent and other lenders.
               (Incorporated by reference to the company's
               Form 8-K dated September 16, 1994)


     99        Press release of the registrant                       4 - 6
               issued March 1, 1995

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SUNRISE MEDICAL INC.


     Date: March 10, 1995          By   /s/ TED N. TARBET
                                      --------------------------------------
                                      Ted N. Tarbet
                                      Senior Vice President, Chief Financial
                                      Officer and Secretary

                                       3